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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 26, 2004


                  CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-
                  8).


                                   CWMBS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-109248                 95-4449516
-----------------------------    ---------------------       ------------------
(State of Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



                   4500 Park Granada
                   Calabasas, California                             91302
             ---------------------------------                  ---------------
                   (Address of Principal                          (Zip Code)
                    Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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

Item 5.     Other Events.
----        ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-8, DEUTSCHE BANK SECURITIES INC. ("DEUTSCHE BANK"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "DEUTSCHE BANK Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-8, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided DEUTSCHE BANK and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DEUTSCHE BANK Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DEUTSCHE BANK Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 26, 2004. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated May 26, 2004.


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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated May 21, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-8.




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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

   99.1    DEUTSCHE BANK Computational Materials filed on Form SE dated May 26,
           2004

   99.2    CSC Computational Materials filed on Form SE dated May 26, 2004



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


                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.




                                              By: /s/ Darren Bigby
                                                  ------------------------
                                              Darren Bigby
                                              Vice President


Dated:  May 26, 2004



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


                                  Exhibit Index
                                  --------------



Exhibit                                                                   Page
-------                                                                   ----

99.1     DEUTSCHE BANK Computational Materials filed on Form SE dated
         May 26, 2004.                                                      6
99.2     CSC Computational Materials filed on Form SE dated May 26, 2004.   7

                                  EXHIBIT 99.1
                                  ------------

   DEUTSCHE BANK Computational Materials filed on Form SE dated May 26, 2004.

                                  EXHIBIT 99.2
                                  ------------

        CSC Computational Materials filed on Form SE dated May 26, 2004.



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